Exhibit 10.2

CONVERTIBLE PROMISSORY NOTE

$122,500	January 24, 2011

FOR VALUE RECEIVED, the undersigned (herein “Maker”), promises to pay to the order of Green Life, Inc. (“Payee”), the principal sum of One Hundred Twenty Two Thousand Five Hundred Dollars ($122,500.00) with an interest rate of 5%, on April 26, 2013 (the “Maturity Date”), unless Payee consents to an extension of the Maturity Date, in lawful money of the United States of America unless Payee agrees to another form of payment.

1.

If the Maker shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, then, and upon the happening of any such event, the Payee at its option, may declare the entire unpaid balance of the principal hereunder immediately due and payable with interest thereon as herein provided.

2.

Amounts not paid when due hereunder shall bear interest from the due date until such amounts are paid at the rate of twenty-one percent (21%) per annum; provided, however, that in the event such interest rate would violate any applicable usury law, the default rate shall be the highest lawful interest rate permitted under such usury law.

3.

Presentment, demand, protest or notice of any kind are hereby waived by the Maker. Maker may not set off against any amounts due to Payee hereunder any claims against Payee or other amounts owed by Payee to Maker.

4.

In the case any one or more of the events of default specified in paragraph 1 above shall have happened and be continuing, the Payee may proceed to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceedings.

5.

The Maker agrees to pay all reasonable costs of collection, including attorneys' fees which may be incurred in the collection of this Note or any portion thereof and, in case an action is instituted for such purposes, the amount of all attorneys' fees shall be such amount as the court shall adjudge reasonable.

6.

This Note is made and delivered in, and shall be governed, construed and enforced under the laws of the State of Texas.

7.

No delay or omission of the Payee to exercise any right hereunder, whether before or after the happening of any event of default, shall impair any such right or shall operate as a waiver thereof or of any event of default hereunder nor shall any single or partial exercise thereof preclude any other or further exercise thereof, or the exercise of any other right.

8.

This Note shall be subject to prepayment, at the option of the Maker, in whole or in part, at any time and from time to time, without premium or penalty.

9.

At any time after the date hereof until the Maturity Date, the principal and interest due under this Note shall be convertible, in whole or in part, into shares of common stock of the Maker (the “Common Stock”) at the option of the Payee.  The Payee shall effect conversions by delivering to the Maker a Notice of Conversion, the form of which is attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”), provided that such date is on or after the date of delivery of the Notice of Conversion.  If no Conversion Date is specified in a Notice of Conversion, or the stated conversion date is prior to date of delivery of the Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder.  To effect conversions hereunder, the Payee shall not be required to physically surrender this Note to the Maker unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Payee and the Maker shall maintain records showing the principal amount(s) converted and the date of such conversion(s).  The Payee, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof. Subject to adjustment as provided in this Section 9, the conversion price of this Note in effect on any Conversion Date shall be equal to the lesser of $0.01 (subject to adjustment in the event the Maker subdivides or combines (whether by any stock split, stock dividend, recapitalization, or otherwise) its Common Stock) or 50% of the closing bid price on the trading day immediately preceding the Conversion Date. The conversion price, as adjusted from time to time, of this Note in effect on any Conversion Date is hereinafter referred to as the “Conversion Price”. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note, plus accrued interest thereon, to be converted by (y) the Conversion Price.

MAKER:

    SAVANNA EAST AFRICA, INC.

        By: /s/ James D. Tilton, Jr.

Name: James D. Tilton, Jr.

Title: Chief Operating Officer

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Convertible Promissory Note dated January 24, 2011 of Savanna East Africa, Inc., a Nevada corporation (the “Company”), into shares of common stock, par value $.001 per share (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion: _____________________________

Principal Amount of Debenture to be Converted:

___________________________________________________

Payment of Interest in Common Stock __ yes  __ no

If yes, $________ of Interest Accrued on Account of

Conversion at Issue.

Number of shares of Common

Stock to be issued: ___________________________________

Signature: __________________________________________

Name: ____________________________________

Address: __________________________________

Or

DWAC Instructions:

Broker No: ________________________________

Account No: _______________________________

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